                        Transamerica Income Shares, Inc.

                                 ANNUAL REPORT

                                 MARCH 31, 2000

                              [TRANSAMERICA LOGO]

REPORT TO SHAREHOLDERS:

    During the first quarter, U.S. economic growth maintained its brisk pace, setting a record for the longest period of uninterrupted growth ever. Consumer spending, which accounts for about two thirds of GDP, was very strong. A record low unemployment rate, high personal income growth, and high consumer confidence were important contributors to consumer spending. Government spending on defense, education, and infrastructure projects was up as well, fueled by budget surpluses at the federal, state, and local level. Finally, non-US economies generally accelerated in their growth rate as well, in a synchronized global upswing.

    The Federal Reserve is concerned that this pace of growth is unsustainable, and will give rise to higher inflation. Inflationary pressures are rising, as evidenced by higher commodity prices, the low availability of labor (which leads to higher wages), and the increased ability of producers of goods and services to raise prices. As a result, the Federal Reserve raised the Federal Funds rate twice during the first quarter to 6.00%. As few indicators during the first quarter point to any slowing in the economy, further Fed tightening is expected during the second quarter.

    The higher interest rates that would generally ensue at this stage in the economic cycle will continue to be offset by the US Treasury's buyback program. The US Treasury has announced a program in which interest expense (and debt outstanding) will be reduced by repurchasing $30 billion in longer maturity, higher coupon Treasury debt. As a result of these two opposing forces we have been relatively neutral on our interest rate view.

    We continue to be optimistic that growth in the overseas and emerging market economies will continue, since the economic cycle in these economies is still quite young. We are also optimistic that a "soft landing" can be achieved domestically if the economy can slow without a severe global stock correction. As a result, we favor corporate bonds over government bonds for their superior long-term return potential and attractive valuations.

    During the first quarter, Transamerica Income Shares continued to outperform its peers, maintaining its 15 year #1 ranking in its Lipper peer group.*

    At March 31, 2000, the Company's total net assets were $148,772,107 or $23.54 per share compared to $158,030,821 or $25.01 per share on March 31, 1999. Net investment income for the year ended March 31, 2000 was $12,200,874 or $1.93 per share compared to $1.89 per share for the comparable period in 1999.

PORTFOLIO MANAGEMENT

    Management of the Company's portfolio, including the day-to-day portfolio decisions are made by a team of fixed income professionals led by Heidi Y. Hu, the primary portfolio manager who is also a Vice President of the Company and of Transamerica Investment Management, LLC, the Fund's Investment Adviser (the "Adviser").

HIGHLIGHTS: For the years ended March 31:

                                   2000        1999
PER SHARE:                       --------    --------
Net investment income........     $ 1.93      $ 1.89
Income dividends paid........       1.91        1.88
Capital gain distribution....       0.01        0.12
Net asset value..............     $23.54      $25.01

DISTRIBUTIONS*:  For the fiscal years ended March 31:

2000............................    $1.92
1999............................    $2.00
1998............................    $1.98
1997............................    $1.93
1996............................    $1.93

* Includes a distribution of $0.01, $0.12, $0.04 and $0.03 from realized gains in 2000, 1999, 1998 and 1997, respectively.

QUALITY: Ratings used are the highest by Moody's or Standard & Poor's for bonds owned on March 31, 2000:

AA.............................    17.0%
A..............................    28.7%
BBB............................    35.1%
Lower or non-rated.............    19.2%

* Transamerica Income Shares was ranked #1 out of 16 "BBB" closed end bond funds for the 15 year period ending March 31, 2000 by Lipper Analytics Services, Inc.

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS
MARCH 31, 2000

                                                   PRINCIPAL      MARKET
                                                     AMOUNT       VALUE

---------------------------------------------------------------------------
BONDS & DEBENTURES -- 94.3%
AUTO & AUTO PARTS -- 5.8%
General Motors Corporation
                                 9.400%  07/15/21  $3,750,000  $  4,415,363
Lear Corporation
                                 8.110%  05/15/09   4,750,000     4,257,188
                                                               ------------
                                                                  8,672,551
---------------------------------------------------------------------------
DOMESTIC, FOREIGN GOVERNMENTS & AGENCIES -- 7.4%
Commonwealth of Australia
                                 9.625%  02/01/06   4,000,000     4,444,560
Korea Development Bank
                                 7.375%  09/17/04   5,165,000     4,995,123
United Mexican States
                                 9.875%  02/01/10   1,500,000     1,578,750
                                                               ------------
                                                                 11,018,433
---------------------------------------------------------------------------
ELECTRIC UTILITIES -- 3.9%
Commonwealth Edison Company
                                 9.875%  06/15/20   2,000,000     2,123,000
Connecticut Light & Power Company
                                 7.875%  10/01/24   1,000,000     1,061,600
Detroit Edison Company
                                 8.210%  08/01/22   1,000,000       993,300
Long Island Lighting Company
                                 9.000%  11/01/22   1,500,000     1,662,780
                                                               ------------
                                                                  5,840,680
---------------------------------------------------------------------------
ENERGY -- EXPLORATION & DISTRIBUTION -- 10.8%
CMS Energy Corporation
                                 8.000%  07/01/01   4,500,000     4,472,550
Northwest Pipeline Corporation
                                 9.000%  08/01/22   2,000,000     2,117,420
Occidental Petroleum Corporation
                                10.125%  09/15/09     500,000       566,680
Pemex Finance, Ltd.
                                 9.690%  08/15/09   4,700,000     5,024,770
Phillips Petroleum Company
                                 8.490%  01/01/23   4,000,000     3,867,040
                                                               ------------
                                                                 16,048,460
---------------------------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2000

                                                   PRINCIPAL      MARKET
                                                     AMOUNT       VALUE
---------------------------------------------------------------------------
FINANCIAL -- 11.2%
Bank One Corporation
                                11.250%  02/20/01  $2,500,000  $  2,585,075
BankAmerica Corporation
                                10.200%  07/15/15   1,500,000     1,798,290
BHP Finance USA
                                 8.500%  12/01/12   2,500,000     2,621,725
Dresdner Funding Trust I
                                 8.151%  06/30/31   3,500,000     3,336,900
Royal Bank of Scotland Group PLC
                                 9.118%  03/31/49   6,000,000     6,238,620
                                                               ------------
                                                                 16,580,610
---------------------------------------------------------------------------
FOOD & BEVERAGE -- 2.3%
ConAgra, Inc.
                                 9.750%  03/01/21   3,000,000     3,434,820
---------------------------------------------------------------------------
FOREST & PAPER PRODUCTS -- 2.1%
Georgia Pacific Corporation
                                 9.625%  03/15/22   3,000,000     3,074,700
---------------------------------------------------------------------------
HEALTHCARE -- 2.8%
Express Scripts Inc.
                                 9.625%  06/15/09   2,000,000     1,880,000
Kaiser Foundation Hospitals
                                 9.000%  11/01/01   2,200,000     2,245,562
                                                               ------------
                                                                  4,125,562
---------------------------------------------------------------------------
INDUSTRIALS -- 11.2%
Carpenter Technology Corporation
                                 9.000%  03/15/22   1,000,000     1,007,120
Caterpillar Corporation
                                 9.750%  06/01/19   2,500,000     2,584,850
                                 9.375%  03/15/21   1,000,000     1,161,910
Cemex SA de CV
                                 9.625%  10/01/09   4,250,000     4,345,625
Cincinnati Milacron, Inc.
                                 8.375%  03/15/04   2,000,000     1,913,460
McDonnell Douglas Corporation
                                 9.250%  04/01/02   4,000,000     4,147,560
National Steel Corporation
                                 8.375%  08/01/06     575,000       510,312
Textron, Inc.
                                 8.750%  07/01/22   1,000,000     1,048,520
                                                               ------------
                                                                 16,719,357
---------------------------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2000

                                                   PRINCIPAL      MARKET
                                                     AMOUNT       VALUE
---------------------------------------------------------------------------
MEDIA & ENTERTAINMENT -- 6.6%
CF Cable TV, Inc.
                                 9.125%  07/15/07  $1,000,000  $  1,049,260
Lamar Advertising Company
                                 8.625%  09/15/07   3,000,000     2,835,000
News America Holdings, Inc.
                                 9.250%  02/01/13   3,500,000     3,833,305
Rogers Cable Systems
                                10.000%  03/15/05   2,000,000     2,080,000
                                                               ------------
                                                                  9,797,565
---------------------------------------------------------------------------
RETAIL -- 14.0%
K Mart Corporation
                                 7.750%  10/01/12   2,460,000     2,333,531
May Department Stores Company
                                 8.375%  10/01/22   2,000,000     2,017,300
Saks, Inc.
                                 7.000%  07/15/04   3,000,000     2,818,440
Shoppers Food Warehouse Corporation
                                 9.750%  06/15/04   4,500,000     4,767,975
Stater Brothers Holdings, Inc.
                                10.750%  08/15/06   3,550,000     3,532,250
Target Corporation
                                10.000%  01/01/11   1,000,000     1,167,530
                                 9.250%  08/15/11   2,800,000     3,164,504
                                 8.500%  12/01/22   1,000,000     1,070,490
                                                               ------------
                                                                 20,872,020
---------------------------------------------------------------------------
TELECOMMUNICATIONS -- 9.7%
Pacific Bell, Inc.
                                 8.500%  08/15/31   3,000,000     3,090,120
Sprint Corporation
                                 9.250%  04/15/22   1,100,000     1,256,464
TeleCommunications, Inc.
                                 9.800%  02/01/12   2,500,000     2,960,750
                                 9.250%  01/15/23   2,000,000     2,132,860
Telefonica De Argentina
                                11.875%  11/01/04   4,700,000     5,052,500
                                                               ------------
                                                                 14,492,694
---------------------------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONCLUDED)
MARCH 31, 2000

                                                   SHARES OR
                                                   PRINCIPAL      MARKET
                                                     AMOUNT       VALUE
---------------------------------------------------------------------------
TRANSPORTATION -- 6.5%
Burlington Northern Railroad, Inc.
                                 9.250%  10/01/06  $1,000,000  $  1,071,370
Delta Air Lines, Inc.
                                10.375%  02/01/11   2,000,000     2,235,840
                                 9.750%  05/15/21   2,000,000     2,138,920
United Airlines, Inc.
                                 9.750%  08/15/21   4,000,000     4,253,920
                                                               ------------
                                                                  9,700,050
---------------------------------------------------------------------------
TOTAL BONDS & DEBENTURES
  (cost $135,962,251)                                           140,377,502
---------------------------------------------------------------------------
PREFERRED STOCK -- 4.0%
Centaur Funding Corporation
  (cost of $5,894,636)                                  5,750     5,970,858
---------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.5%
State Street Bank and Trust Company, 4.25%, due
  04/03/00, collateralized by $690,000 par value,
  U.S. Treasury Note, 5.125%, due 8/31/00, with a
  value $690,000, cost $676,000
                                                     $676,000       676,000
---------------------------------------------------------------------------

TOTAL INVESTMENTS -- 98.8%
(cost $142,532,887)*                       147,024,360
OTHER ASSETS LESS LIABILITIES -- 1.2%        1,747,747
-------------------------------------------------------
NET ASSETS -- 100.0%                      $148,772,107
-------------------------------------------------------

* AGGREGATE COST FOR FEDERAL TAX PURPOSES. AGGREGATE GROSS UNREALIZED APPRECIATION FOR ALL SECURITIES IN WHICH THERE IS AN EXCESS OF VALUE OVER TAX COST AND AGGREGATE GROSS UNREALIZED DEPRECIATION FOR ALL SECURITIES IN WHICH THERE IS AN EXCESS OF TAX COST OVER VALUE WERE $6,009,211 AND $1,517,738, RESPECTIVELY. NET UNREALIZED APPRECIATION FOR TAX PURPOSES IS $4,491,473.

See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000

ASSETS
Investments, at value (identified
  cost -- $142,532,887)               $147,024,360
Cash                                           621
Receivables:
  Interest                               2,869,178
  Dividends                                 44,343
Other assets                                36,045
                                      ------------
                                       149,974,547
                                      ------------
LIABILITIES
Payables:
  Income dividends declared              1,011,003
  Investment advisory fees                  63,378
Accrued expenses and other
  liabilities                              128,059
                                      ------------
                                         1,202,440
                                      ------------
NET ASSETS applicable to 6,318,771
  capital shares outstanding,
  $1.00 par value (authorized
  20,000,000 shares)                  $148,772,107
                                      ============
NET ASSET VALUE PER SHARE             $      23.54
                                      ============
NET ASSETS CONSIST OF:
Paid-in capital                       $144,188,883
Undistributed net investment
  income                                   331,384
Accumulated net realized loss on
  investments                             (239,633)
Net unrealized appreciation on
  investments                            4,491,473
                                      ------------
NET ASSETS                            $148,772,107
                                      ============

See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2000

INVESTMENT INCOME:
Interest and discount
  earned                  $12,527,259
Dividend income               650,640
                          -----------
Total Income                            $13,177,899
                                        -----------
EXPENSES:
Investment adviser fee        760,862
Transfer agent fees and
  expenses                     54,534
Audit fees                     34,786
Postage                        25,303
Custodian fees                 19,411
Printing                       18,615
Directors' fees and
  expenses                     18,188
Insurance                      11,228
Other                          34,098
                          -----------
Total expenses                              977,025
                                        -----------
NET INVESTMENT INCOME                    12,200,874
                                        -----------
REALIZED AND UNREALIZED
  (LOSS) ON INVESTMENTS:
Net realized loss on
  investments                              (239,633)
Change in net unrealized
  appreciation on
  investments                            (9,085,848)
                                        -----------
NET REALIZED AND
  UNREALIZED LOSS ON
  INVESTMENTS                            (9,325,481)
                                        -----------
NET INCREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS                            $ 2,875,393
                                        ===========

See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED MARCH 31,

                            2000            1999
                        -------------   -------------
INCREASE (DECREASE) IN
  NET ASSETS:
OPERATIONS:
Net investment income   $ 12,200,874    $ 11,922,401
Net realized gain
  (loss) on
  investments               (239,633)         81,052
Net change in
  unrealized
  appreciation on
  investments             (9,085,848)     (1,296,591)
                        ------------    ------------
Net increase in net
  assets resulting
  from operations          2,875,393      10,706,862
                        ------------    ------------
DIVIDENDS/DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income    (12,053,056)    (11,879,289)
Net realized gains           (81,051)       (723,328)
                        ------------    ------------
Net decrease in net
  assets resulting
  from distributions     (12,134,107)    (12,602,617)
                        ------------    ------------
Net decrease in net
  assets:                 (9,258,714)     (1,895,755)
NET ASSETS:
Beginning of year        158,030,821     159,926,576
                        ------------    ------------
End of year(1)          $148,772,107    $158,030,821
                        ============    ============
(1) Includes
   undistributed net
   investment income
   of:                  $    331,384    $    183,565
                        ============    ============

See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                         YEAR ENDED MARCH 31,
                           ------------------------------------------------
                             2000      1999      1998      1997      1996
                           --------  --------  --------  --------  --------
NET ASSET VALUE
Beginning of period        $  25.01  $  25.31  $  23.93  $  24.58  $  23.37
OPERATIONS:
Net investment income          1.93      1.89      1.93      1.89      1.94
Net realized and
  unrealized gain (loss)      (1.48)    (0.19)     1.43     (0.61)     1.20
                           --------  --------  --------  --------  --------
Total from investment
  operations                   0.45      1.70      3.36      1.28      3.14
                           --------  --------  --------  --------  --------
DIVIDENDS/DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income         (1.91)    (1.88)    (1.94)    (1.90)    (1.93)
Net realized gains            (0.01)    (0.12)    (0.04)    (0.03)        -
                           --------  --------  --------  --------  --------
Total
  dividends/distributions     (1.92)    (2.00)    (1.98)    (1.93)    (1.93)
                           --------  --------  --------  --------  --------
NET ASSET VALUE
End of period              $  23.54  $  25.01  $  25.31  $  23.93  $  24.58
                           ========  ========  ========  ========  ========
MARKET VALUE PER SHARE
End of period              $ 21.563  $ 25.188  $ 26.000  $ 24.375  $ 24.375
                           ========  ========  ========  ========  ========
TOTAL RETURN(1)              (7.01%)     4.44%    15.31%     8.22%    17.08%
                           ========  ========  ========  ========  ========
RATIOS AND SUPPLEMENTAL
  DATA:
Expenses to average net
  assets                       0.64%     0.63%     0.63%     0.62%     0.62%
Net investment income          8.02%     7.45%     7.73%     7.77%     7.83%
Portfolio turnover               64%       33%       21%       16%       14%
Net assets, end of period
  (in thousands)           $148,772  $158,031  $159,927  $151,196  $155,294
                           ========  ========  ========  ========  ========

The number of shares outstanding at the end of each period was 6,318,771.

------------------------------------
1 Based on the market price of the Company's shares and including the reinvestment of dividends and distributions at prices obtained by the Fund's dividend reinvestment plan.

See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES -- Transamerica Income Shares, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Company's investment objective is to seek a high level of current income consistent with prudent investment, with capital appreciation as only a secondary objective. The Company consistently employs the following accounting policies in the preparation of its financial statements:

(A) VALUATION OF SECURITIES -- Debt securities with a maturity of 61 days or more are valued on the basis of valuations obtained from a commercial pricing service or dealer supplied quotations. Debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

(B) SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- Security transactions are recorded on trade date. Gains and losses on sales of investments are determined on the identified cost basis for both financial statement and Federal income tax purposes. Interest income, dividend income and operating expenses are recorded on an accrual basis. Discounts on securities purchased are accreted over the life of the respective securities. Distributions from net investment income are determined and paid monthly.

(C) FEDERAL INCOME TAXES -- It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required. As of March 31, 2000, the Company has capital loss carryforward available to offset future realized capital gain. Transamerica Income Shares, Inc. has a capital loss carryforward of $239,633 expiring in year 2007. To the extent that such carryforward is available, no capital gain distributions will be made.

(D) USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES -- The Company has entered into a Management and Investment Advisory Agreement with Transamerica Investment Management, LLC, (the "Adviser"), a wholly owned subsidiary of Transamerica Investment Services, Inc., which is wholly owned in turn by Transamerica Corporation, and by AEGON, N.V., The Hague, The Netherlands. For its services to the Company, the Adviser receives a fee of 0.50% of the average weekly net assets of the Company. This fee is paid to the Adviser monthly. The Adviser has agreed to reimburse the Company if the Company's total operating expenses (exclusive of brokerage commissions, interest and taxes) exceed 1.50% of the average daily net assets of the Company up to $30 million and 1.00% of the average net assets of the Company in excess of $30 million. No such reimbursements were necessary during the year ended March 31, 2000.

Officers and certain directors of the Adviser or its affiliates are also officers and directors of the Company; however, they receive no compensation from the Company. An officer of the Company is also a partner of the legal counsel for the Company.

As of March 31, 2000, an affiliate of Transamerica Corporation held 7.6% of the outstanding shares of the Company.

3. SECURITY TRANSACTIONS -- The aggregate cost of securities purchased and the proceeds from securities sold (excluding short-term investments) were $95,980,527 and $96,604,773, respectively, for the year ended March 31, 2000.

REPORT OF INDEPENDENT AUDITORS
To the Board of Directors and Shareholders
Transamerica Income Shares, Inc.

We have audited the accompanying statement of assets and liabilities of Transamerica Income Shares, Inc. (the "Fund"), including the schedule of investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights, for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Income Shares, Inc. as of March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                       [ERNST & YOUNG LLP LOGO]

Los Angeles, California
April 20, 2000

AUTOMATIC REINVESTMENT PLAN

Holders of 50 shares or more of the Company's common stock are offered the opportunity to reinvest dividends and other distributions in shares of the common stock of the Company through participation in the Automatic Reinvestment Plan. Under the Plan, ChaseMellon Shareholder Services, LLC, as administrator (the "Administrator"), automatically invests dividends and other distributions in shares of the Fund's common stock by making purchases in the open market. Plan participants may also deposit cash in amounts between $25 and $2,500 with the Administrator for the purchase of additional shares. Dividends, distributions and cash deposits are invested in, and each participant's account credited with, full and fractional shares.

The price at which the Administrator is deemed to have acquired shares for a participant's account is the average price (including brokerage commissions and any other costs of purchase) of all shares purchased by it for all participants in the Plan.

Your dividends and distributions, even though automatically reinvested, continue to be taxable as though received in cash.

A newer feature of the Plan is the "Optional Cash Only" feature. You can make additional investments only, without reinvesting your monthly dividend. If you own 50 shares or more, registered in your name and currently in your Plan account, and desire to periodically send additional contributions between $25 and $2,500 for investment, you may do so. The shares you own and the new shares acquired through this feature will not participate in automatic reinvestment of dividends and distributions. Rather, the shares you acquire if you participate in the "Optional Cash Only" feature of the Plan will be held for safekeeping in your Plan account. Each investment will be made on or near the next dividend payment date. All other procedures for the purchase and sale of shares described above will apply.

The Administrator charges a service fee of $1.75 for each investment, including both dividend reinvestment and optional cash investment.

Shareholders interested in obtaining a copy of the Plan should contact the
Administrator:

ChaseMellon Shareholder Services, LLC
Shareholder Investment Services
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
(800) 288-9541

OFFICERS AND DIRECTORS
GARY U. ROLLE, PRESIDENT & CHAIRMAN
DR. JAMES H. GARRITY, DIRECTOR
PETER J. SODINI, DIRECTOR
JON C. STRAUSS, DIRECTOR
HEIDI Y. HU, VICE PRESIDENT
WILLIAM T. MILLER, TREASURER
THOMAS M. ADAMS, SECRETARY
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INVESTMENT ADVISER
Transamerica Investment Management, LLC
1150 S. Olive Street, 27th Floor
Los Angeles, CA 90015

TRANSFER AGENT
ChaseMellon Shareholder Services, L.L.C.
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
1-800-288-9541

For hearing and speech impaired (TDD)
1-800-231-5469

www.chasemellon.com

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

LISTED
New York Stock Exchange
Symbol: TAI
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Transamerica Income Shares, Inc. is a closed-end investment company which invests primarily in debt securities. Its objective is to provide a high level of current income.